[PHOTO]

Dear Shareholder:

  The net asset value of the Zweig Fund, Inc. decreased 16.4% during the three months ended September 30, 2001, including the $0.22 distribution paid on July 26, 2001. During the same period, the S&P 500 Index declined 14.7%, including dividends. The Fund's exposure during the third quarter averaged approximately 97%.

  For the nine months ended September 30, 2001, the Fund's net asset value declined 24.3%, including $0.71 in distributions. During this span, the S&P 500 Index fell 20.4%, including dividends. Our average exposure for this period was 96%.

  The third quarter was a difficult one for the equity markets. The Dow Jones Industrial Average dropped 15.8%, its worst showing since the last quarter of 1987. The Nasdaq composite declined 31%, and the S&P 500 Index, as noted above, was down nearly 15%./1/ According to Lipper Inc., 99% of equity mutual funds finished the quarter in the red, and the average diversified mutual fund dipped 16.2%.

  In line with our indicators, which have served us so well in the past, we were bullish during the quarter for the following reasons.
--------
/1/The Dow Jones Industrial Average and the S&P 500 Index measure broad stock market total-return performance. The Nasdaq composite measures technology-oriented stock total-return performance. All of the indices are unmanaged and not available for direct investment.
                                                               November 1, 2001

Historically, going back to 1913, there have been roughly 11.9 cumulative years when we were in a similar mode--three or more Federal Reserve interest rate cuts and a growing money supply--and the average annual return for the S&P 500 during that period was 32.8%. The average rate of return for the remaining 76 years was in the vicinity of 2.2%.

  That is basically why we were bullish. Other indicators pointed in the same direction. What went wrong--and that was before the terrorist attacks on September 11--is that I underestimated the impact of the bursting of the technology bubble on the market and the economy. I thought the Fed actions would induce capital expenditures in other areas sooner and stimulate consumer spending. The housing market, for example, did show improvement. However, conditions unexpectedly worsened in August and the events of September 11 only exacerbated the market's weakness.


                             DISTRIBUTION DECLARED

  On September 20, 2001, the Fund announced a distribution of $0.18 payable on October 26, 2001, to stockholders of record as of October 10, 2001. Including this distribution, our total payout since the Fund's inception is now $16.73.


                                MARKET OUTLOOK

  The World Trade Center attack is perhaps the equivalent of a 1000-year flood. It presents an entirely new and different set of largely unpredictable eventualities. However, what happened to the market after the sneak attack on Pearl Harbor on December 7, 1941, might provide a clue. At the time of the attack, the market was already down roughly 10% from its previous high. On news of the attack, the Dow fell 8.8% over a two-week period before recovering in early

January. By November 1942, less than a year later, the Dow had rallied back to its pre-attack level.

  As far as the post-September 11 stock market is concerned, I think there will be at least five and perhaps six areas of economic stimulus that will be very important. They are:

  One, we will see some tax cuts. I am not sure how Congress will work out the specifics, but there is some bipartisanship and we'll get something.

  Two, there will be more government spending. President Bush is requesting an economic stimulus package of $75 billion on top of $40 billion in emergency spending and $15 billion to the airlines. And, we expect there will be more of that.

  Three, we have lower oil prices, partly because of the attack. The effect is almost like a tax cut.

  Four, the Fed has cut rates two more times since the attack, and it is flooding the economy with liquidity. This may be temporary, but it should help.

  Five, the insurance companies will pay out at least $40 billion. That is not just for the World Trade Center. It includes life and other property insurance that will go back to rebuilding the economy.

  Then, there is a sixth stimulus that has nothing to do with the terrorist attack. It is the huge inventory drop, which I was paying a lot of attention to prior to September 11. Capacity utilization is also way down, but at some point, inventory gets so thin that it has to be rebuilt.

  These are all positives for the economy. As for negatives, we may see one for housing, depending on the direction of prices. Also, consumer confidence is pretty poor. Consumer confidence is also low at the end of a recession. That did not bother me before the attack, but there's an additional fear factor here. If consumers are reluctant to spend--and I am not making a prediction--there could be some problems.

  I don't know whether or when people will go back to living normally, but there will be increased spending. But will it be enough to give us a vigorous recovery? My guess is probably not. However, I think we will come off the lows.

  There is an enormous shock effect right now. Whatever the gross national product is for the third and fourth quarters, I believe we will see a positive first quarter in 2002, but I don't look for it to be huge.

  Prior to the attack, consumers were concerned about the weakening economy. S&P 500 earnings were down about 22% for the quarter, and the unemployment rate was up 1% this year to 4.9%. However, the S&P has returned 15.8% in previous periods when earnings were down versus only 3.8% when earnings were up 10% or better. In addition, in the nine previous cases when unemployment rose 1% as it has this year, the S&P was higher a year later in every case by an average of 24.9%. History shows that once economic weakness is this widespread and the Fed is cutting rates, stocks soon bottom and head sharply higher.

  My indicators are bullish. Our monetary model is supported by nine Fed cuts, T-bills yields down over 50%, long bond yields off over 20%, and a dramatically steeper yield curve. Our sentiment model is extremely bullish as well because of the widespread pessimism. The puts/calls ratio, investor sentiment surveys, and cash levels show that investors have raised cash in fear of lower stock prices. In previous instances when investors have shown this level of pessimism, the market has returned over 32% a year.

  In view of the above considerations, we remain bullish and as of this writing, are about 97% invested.

                             PORTFOLIO COMPOSITION

  Our leading industry groups as of September 30 included health care, financial services, technology, telecommunications, oil and oil services, and retailing. These groups all appeared on our June 30 listing. During the quarter, we increased our position in health care, a category that held up well in a difficult market. Our holdings were trimmed in oil and oil services, a group that underperformed. Technology lost exposure because of market weakness.

  Some of our largest individual holdings include Pfizer, Microsoft, General Electric, Citigroup, Wal-Mart, Johnson & Johnson, Tyco, SBC Communications, Verizon, and Eli Lilly.

  Eli Lilly is new to our portfolio. Johnson & Johnson, SBC Communications, and Verizon showed relatively good performance during the quarter. Among the top holdings listed in our previous quarterly report, we have reduced our stake in AOL Time Warner, and IBM and Intel underperformed.

             Sincerely,
             /s/ Martin E. Zweig, Ph.D.
             Martin E. Zweig, Ph.D.
             Chairman

                              THE ZWEIG FUND, INC.

                            STATEMENT OF NET ASSETS
                               September 30, 2001
                                  (Unaudited)

                                                        Number of
                                                         Shares        Value
                                                        ---------   -----------
Common Stocks                                    95.45%
Aerospace & Air Transport                         0.55%
  United Technologies Corp. ...........................   52,500    $ 2,441,250
                                                                    -----------
Automotive                                        0.33%
  General Motors Corp. ................................   34,000      1,458,600
                                                                    -----------
Building & Forest Products                        1.70%
  Cemex S.A. de CV, ADR................................   61,144      1,255,898
  International Paper Co. .............................   86,300      2,968,440
  Weyerhaeuser Co. ....................................   68,000      3,312,280
                                                                    -----------
                                                                      7,536,618
                                                                    -----------
Chemicals                                         0.88%
  Dow Chemical Co. ....................................  119,100      3,901,716
                                                                    -----------
Commercial Services                               0.61%
  Omnicom Group, Inc. .................................   42,000      2,725,800
                                                                    -----------
Consumer Products                                 3.90%
  Anheuser-Busch Cos., Inc. ...........................   68,000      2,847,840
  Avon Products, Inc. .................................   34,000      1,572,500
  Kimberly-Clark Corp. ................................   68,000      4,216,000
  PepsiCo, Inc. .......................................  102,200      4,956,700
  Procter & Gamble Co. ................................   51,000      3,712,290
                                                                    -----------
                                                                     17,305,330
                                                                    -----------
Electronics -- Electrical                         4.27%
  Celestica, Inc. .....................................   34,000(a)     928,200
  Emerson Electric Co. ................................   68,000      3,200,080
  Flextronics International Ltd. ......................   34,000(a)     562,360
  General Electric Co. ................................  350,000     13,020,000
  Jabil Circuit, Inc. .................................   68,000(a)   1,217,200
                                                                    -----------
                                                                     18,927,840
                                                                    -----------
Engineering & Machinery                           0.33%
  SPX Corp. ...........................................   17,500      1,450,750
                                                                    -----------

                                                        Number of
                                                         Shares        Value
                                                        ---------   -----------
Financial Services                               19.02%
  American International Group, Inc. ..................  108,900    $ 8,494,200
  Bank of America Corp. ...............................  136,300      7,959,920
  Capital One Financial Corp. .........................   68,000      3,130,040
  Citigroup, Inc. .....................................  276,000     11,178,000
  Fannie Mae...........................................   91,900      7,357,514
  Freddie Mac..........................................  123,000      7,995,000
  H & R Block, Inc. ...................................  136,000      5,244,160
  Household International, Inc. .......................   68,000      3,833,840
  Lehman Brothers Holdings, Inc. ......................   78,200      4,445,670
  Lincoln National Corp. ..............................   68,000      3,170,840
  MBNA Corp. ..........................................   68,000      2,059,720
  Merrill Lynch & Co., Inc. ...........................   51,000      2,070,600
  MetLife, Inc. .......................................  102,000      3,029,400
  Morgan Stanley Dean Witter & Co. ....................   78,100      3,619,935
  SouthTrust Corp. ....................................   67,800      1,726,866
  Washington Mutual, Inc. .............................  136,150      5,239,052
  Wells Fargo & Co. ...................................   85,000      3,778,250
                                                                    -----------
                                                                     84,333,007
                                                                    -----------
Health Care                                      16.59%
  American Home Products Corp. ........................   68,000      3,961,000
  Amgen, Inc. .........................................   68,000(a)   3,996,360
  Bristol-Myers Squibb Co. ............................  102,200      5,678,232
  Cardinal Health, Inc. ...............................   50,900      3,764,055
  Eli Lilly & Co. .....................................  102,000      8,231,400
  Guidant Corp. .......................................   81,600(a)   3,141,600
  Johnson & Johnson....................................  178,200      9,872,280
  Medimmune, Inc. .....................................   68,100(a)   2,426,403
  Pfizer, Inc. ........................................  340,800     13,666,080
  Pharmacia Corp. .....................................  119,000      4,826,640
  St. Jude Medical, Inc. ..............................   51,000      3,490,950
  Tenet Healthcare Corp. ..............................   81,900(a)   4,885,335
  UnitedHealth Group Inc. .............................   85,000      5,652,500
                                                                    -----------
                                                                     73,592,835
                                                                    -----------
Investment Companies                              2.73%
  Nasdaq-100 Index.....................................  278,000      8,056,440
  Semiconductor Holders Trust..........................  137,000      4,049,720
                                                                    -----------
                                                                     12,106,160
                                                                    -----------
Manufacturing                                     3.25%
  Caterpillar, Inc. ...................................   68,000      3,046,400
  Honeywell International, Inc. .......................   68,000      1,795,200
  Tyco International Ltd. .............................  210,000      9,555,000
                                                                    -----------
                                                                     14,396,600
                                                                    -----------

                                                        Number of
                                                         Shares        Value
                                                        ---------   -----------
Media                                             3.46%
  Comcast Corp., Class A...............................  103,300(a) $ 3,705,371
  Gannett Co., Inc. ...................................   34,000      2,043,740
  Gemstar-TV Guide International, Inc. ................   86,000(a)   1,695,060
  McGraw-Hill Cos., Inc. ..............................   74,500      4,335,900
  New York Times Co., Class A..........................   61,500      2,400,345
  Viacom, Inc., Class B................................   33,900(a)   1,169,550
                                                                    -----------
                                                                     15,349,966
                                                                    -----------
Metals                                            0.60%
  Alcoa, Inc. .........................................   85,100      2,638,951
                                                                    -----------
Oil & Oil Services                                6.43%
  Anadarko Petroleum Corp. ............................   81,600      3,923,328
  BJ Services Co. .....................................   68,000(a)   1,209,720
  Chevron Corp. .......................................   50,800      4,305,300
  El Paso Corp. .......................................   68,000      2,825,400
  Enron Corp. .........................................   69,900      1,903,377
  Exxon Mobil Corp. ...................................  190,800      7,517,520
  Occidental Petroleum Corp. ..........................   68,000      1,655,120
  Santa Fe International Corp. ........................   34,000        722,500
  Talisman Energy, Inc. ...............................   51,000      1,734,510
  USX-Marathon Group...................................  102,400      2,739,200
                                                                    -----------
                                                                     28,535,975
                                                                    -----------
Railroads                                         0.36%
  CSX Corp. ...........................................   51,000      1,606,500
                                                                    -----------
Restaurants                                       0.62%
  McDonald's Corp. ....................................  102,000      2,768,280
                                                                    -----------
Retailing                                         5.65%
  Home Depot, Inc. ....................................  164,000      6,292,680
  Kroger Co. ..........................................   68,000      1,675,520
  Lowe's Cos., Inc. ...................................  125,700      3,978,405
  Target Corp. ........................................   76,800      2,438,400
  Wal-Mart Stores, Inc. ...............................  215,500     10,667,250
                                                                    -----------
                                                                     25,052,255
                                                                    -----------
Technology                                       14.79%
  AOL Time Warner, Inc. ...............................  170,100(a)   5,630,310
  Applied Materials, Inc. .............................   70,200(a)   1,996,488
  Cisco Systems, Inc. .................................  280,300(a)   3,414,054
  Corning, Inc. .......................................   35,000        308,700
  Cypress Semiconductor Corp. .........................   70,000(a)   1,040,200
  Dell Computer Corp. .................................  187,900(a)   3,481,787
  Electronic Data Systems Corp. .......................   85,100      4,900,058
  EMC Corp. ...........................................  115,000(a)   1,351,250

                                                       Number of
                                                        Shares        Value
                                                       ---------   ------------
Technology (continued)
  First Data Corp. ...................................   68,300    $  3,979,158
  Intel Corp. ........................................  305,600       6,246,464
  International Business Machines Corp. ..............   81,600       7,531,680
  JDS Uniphase Corp. .................................   36,000(a)      221,200
  Lucent Technologies, Inc. ..........................  147,200         843,456
  Microchip Technology, Inc. .........................   52,500(a)    1,407,000
  Microsoft Corp. ....................................  255,500(a)   13,073,935
  Motorola, Inc. .....................................   67,800       1,057,680
  Network Appliance, Inc. ............................   35,000(a)      238,000
  Oracle Corp. .......................................  262,300(a)    3,299,734
  QUALCOMM, Inc. .....................................   52,500(a)    2,495,850
  Siebel Systems, Inc. ...............................   85,200(a)    1,108,452
  Sun Microsystems, Inc. .............................  210,000(a)    1,736,700
  USinternetworking, Inc. ............................   70,050(a)       18,913
  Yahoo!, Inc. .......................................   21,200(a)      186,772
                                                                   ------------
                                                                     65,567,841
                                                                   ------------
Telecommunications                               8.29%
  ADC Telecommunications, Inc. .......................  122,500(a)      427,525
  Amdocs Ltd. ........................................   68,000(a)    1,812,200
  AT&T Corp. .........................................  210,000       4,053,000
  AT&T Wireless Services, Inc. .......................  155,378(a)    2,321,347
  General Motors Corp., Class H.......................  140,000       1,866,200
  Nokia Corp., ADR....................................  150,000       2,347,500
  Nortel Networks Corp. ..............................  140,000         785,400
  SBC Communications, Inc. ...........................  187,100       8,816,152
  Telephone & Data Systems, Inc. .....................   34,100       3,215,630
  TyCom Ltd. .........................................   52,500(a)      412,125
  Verizon Communications, Inc. .......................  153,100       8,284,241
  WorldCom, Inc.--WorldCom Group......................  161,050(a)    2,422,192
                                                                   ------------
                                                                     36,763,512
                                                                   ------------
Utilities -- Electric & Gas                      1.09%
  Calpine Corp. ......................................   91,600(a)    2,089,396
  Exelon Corp. .......................................   61,200       2,729,520
                                                                   ------------
                                                                      4,818,916
                                                                   ------------
    Total Common Stocks...............................              423,278,702
                                                                   ------------
Unit Investment Trusts                           1.22%
  S&P Mid-Cap 400 Depositary Receipts.................   68,200       5,398,030
                                                                   ------------

                                                       Principal
                                                        Amount       Value
                                                      ----------- ------------
Short-Term Investments                          3.34%
  Volkswagen Corp., 3.40%, 10/01/01.................. $14,800,000 $ 14,800,000
                                                                  ------------
    Total Investments -- 100.01%.................................  443,476,732
    Cash and Other Assets Less Liabilities -- (0.01)%............      (12,469)
                                                                  ------------
    Net Assets (Equivalent to $7.26 per share based on 61,073,403 shares of capital stock outstanding) -- 100.00%............. $443,464,263
                                                                  ============

--------
(a) Non-income producing security.

                             THE ZWEIG FUND, INC.
                             FINANCIAL HIGHLIGHTS
                              September 30, 2001
                                  (Unaudited)

                                                              Net Asset Value
                                     Total Net Assets            per share
                                ----------------------------  ----------------
Beginning of period: December
 31, 2000......................                $ 620,354,228           $ 10.32
  Net investment income........ $     251,462                 $  0.01
  Net realized and unrealized
   loss on investments.........  (143,001,193)                  (2.36)
  Dividends from net investment
   income and distributions
   from net long-term and
   short-term capital gains....   (42,856,261)                  (0.71)
  Net asset value of shares
   issued to shareholders in
   reinvestment of dividends
   resulting in issuance of
   common stock................     8,716,027                     --
                                -------------                 -------
  Net decrease in net
   assets/net asset value......                 (176,889,965)            (3.06)
                                               -------------           -------
End of period: September 30,
 2001..........................                $ 443,464,263           $  7.26
                                               =============           =======

-------------------------------------------------------------------------------
                                KEY INFORMATION
1-800-272-2700  Zweig Shareholder Relations:
                For general information and literature

1-800-272-2700  The Zweig Fund Hot Line:
                For updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.


                               ----------------

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS                                  Quarterly Report
Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Executive Vice President and Treasurer

Nancy J. Engberg
Secretary

Christopher M. Capano
Vice President

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.                                   [LOGO] ZWEIG
Director                                               The Zweig Fund, Inc.

Investment Adviser
Phoenix/Zweig Advisers LLC                             September 30, 2001
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corp.
56 Prospect St.
PO Box 150480
Hartford, CT 06115-0480

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
EquiServe Trust Co., N.A.
PO Box 43010
Providence, RI 02940-3010

Legal Counsel
Rosenman & Colin LLP
575 Madison Avenue
New York, NY 10022

--------------------------------------------------------------------------------
  This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation in-tended for use in the purchase of shares of the Fund or any securities men-tioned in this report.

PXP 1375                                                              4902-3Q-01

                                         [LOGO] PHOENIX INVESTMENT PARTNERS
                                         A member of The Phoenix Companies, Inc.